UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period:	October 1, 2015 — March 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Money Market Liquidity Fund

Semiannual report 3|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Liquidity Fund

Semiannual report
3 | 31 | 16

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio managers	3

Your fund’s performance	8

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Financial statements	13

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer.

Message from the Trustees

Dear Fellow Shareholder:

After enduring significant volatility in early 2016, markets around the world have shown fresh signs of strength as investor sentiment has improved. Many factors had fueled turbulence in the financial markets, including oil price volatility, uncertainty about U.S. monetary policy, and concerns about the ripple effects of China’s economic slowdown.

In the United States, investors were encouraged by the Federal Reserve’s decision in March to hold off on raising interest rates and dialing back of its 2016 rate-hike forecast to two hikes instead of four. Recent U.S. economic data also have been positive, with improvements in employment, manufacturing, and consumer confidence. Meanwhile, policymakers in Europe, China, Japan, and many emerging markets continue their efforts to lift economic growth rates.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended March 31, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful to consult your financial advisor to ensure that your investment portfolio is aligned with your goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Yield reflects current performance more closely than total return. See pages 3 and 8–9 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

* Returns for the six-month period are not annualized, but cumulative.

2	Money Market Liquidity Fund

Interview with your fund’s portfolio managers

What was the interest-rate environment like during the six-month reporting period ended March 31, 2016?

Joanne: With increased confidence in the U.S. economy, the Federal Reserve took the first step on the path of gradual normalization of interest rates and raised its short-term benchmark rate to a range between 0.25% and 0.50% on December 16, 2015. While investors initially welcomed the rate hike, global markets in early 2016 experienced a return of heightened volatility and a “risk-off” flight to safe havens, such as U.S. Treasuries and gold. Contributing to the change in sentiment were divergent central bank monetary policies, weakness in commodity prices, and China’s economic slowdown.

In January, global equity markets sold off sharply when oil fell to $27 a barrel, pressured by a growing oversupply. The U.S. job market continued to improve, however, adding jobs that pushed the unemployment rate to 4.9% — its lowest level since 2008. In her semiannual congressional testimony in early February, Fed Chair Janet Yellen affirmed the U.S. economy’s strengths, but added that future rate hikes would be data dependent and that macroeconomic conditions “warranted only gradual increases” in the federal funds rate. Given the recent market volatility and its potential impact on U.S. economic growth, Fed observers began to anticipate that a March rate hike

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/16. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 11.

Money Market Liquidity Fund	3

would be pushed out to the central bank’s June meeting.

In the weeks that followed, several upbeat U.S. corporate earnings announcements, rumblings of a cap on oil production, and a growing belief that the equity markets were deeply oversold sparked a rally off lows not seen since August 2015. By mid-March, the S&P 500 Index had bounced back from its worst-ever start of a calendar year, as positive developments in global central bank policies heightened demand for equities and oil prices approached three-month highs. At its March meeting, the Fed left interest rates unchanged. Taking a slightly dovish tone, policymakers at the central bank dialed back their forecast for interest-rate increases this year to two hikes from the four they predicted this past December. With diminished expectations of rate increases, stocks and other higher-risk assets advanced amid optimism and expectations for more gradual increases in interest rates. Just before the close of the reporting period, Yellen reaffirmed that the central bank would move cautiously, calling into question an April interest-rate hike, in our view.

What was your investment approach in this climate?

Jonathan: The investment environment proved challenging, as we tried to balance what we believed to be attractive yields offered by longer-term money market securities against the possibility of higher short-term rates should the Fed raise rates further. Much of our focus was on this prospect, as the Fed looked to balance its policy between the domestic environment of improving employment numbers and low inflation with the prospect of global conditions that could potentially undermine the U.S. economic recovery.

Allocations are shown as a percentage of the fund’s net assets as of 3/31/16. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4	Money Market Liquidity Fund

During the reporting period, we continued to witness the importance of money market funds as an investment option for investors seeking refuge from extraordinary market volatility. It is difficult to gauge if investment inflows were due to a specific factor, such as concerns about Fed rate policy or the Securities and Exchange Commission’s [SEC] money market reforms slated to take effect in October 2016. However, U.S. money market fund assets were up considerably year over year to $2.77 trillion on March 31, 2016. With the Fed’s recent rate hike and market expectations of more increases to come, albeit gradual, money market fund yields are beginning to inch higher — attracting renewed investor interest.

Against this backdrop, we focused on investing in repurchase agreements with what we believe are strong counterparties that are collateralized by Treasuries and mortgages backed by U.S. government agency mortgages, as well as fixed-rate securities in the one- to three-month maturity range. We also sought high-quality commercial paper, certificates of deposit, and other money market-eligible securities that were consistent with our objectives of preserving capital and maintaining liquidity. Our investments in Toronto-Dominion Bank and Simon Property Group exemplified our strategy during the reporting period.

How did Putnam Money Market Liquidity Fund perform during the six-month reporting period ended March 31, 2016?

Joanne: The supply of U.S. Treasury bills increased during the course of the reporting period and was met with solid demand due to negative rates outside the United States.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Money Market Liquidity Fund	5

Additionally, the conversion of several prime money market funds to government money market funds in response to SEC money market reforms also factored into the demand equation for Treasuries. As a result, Treasury yields had declined by the end of the reporting period. On the other hand, yields on commercial paper rose in response to the steeper London Interbank Offered rate [LIBOR] curve. Accordingly, the fund’s total return performance fell in line with this rate environment.

The SEC regulatory changes for money market mutual funds take effect October 2016. How will they affect the fund?

Jonathan: The new SEC rules require money market fund managers to make several important changes to the way they run their funds, as well as how they report information about the funds. The structural and operational reforms became effective in the fall of 2014, but the SEC provided a two-year transition period for the industry to comply. We are still evaluating the new amendments, so there are no changes to the fund at this time.

What are your thoughts about Fed policy in the coming months?

Joanne: At the Fed’s March meeting, Yellen stated that U.S. economic growth has been “somewhat mixed,” with higher global risks offsetting solid domestic fundamentals. With the second quarter of 2016 under way, we are seeing encouraging signs about the health of the American economy. March’s 5% unemployment rate was near the Fed’s goal of longer-term full employment, some inflation markers have begun to rise, and the U.S. economy has experienced steady growth with the help of improving consumer sentiment.

We will be keeping a sharp eye on U.S. economic data for clues regarding the future path of Fed rate hikes. Meanwhile, we will continue to maintain the fund’s flexibility to best position it for any upticks in short-term interest rates.

Thank you, Joanne and Jonathan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

6	Money Market Liquidity Fund

IN THE NEWS

Since its introduction in January 2012, the Federal Reserve’s interest-rate path “dot plot” has become something of a must-read for Fed watchers. The dot plot’s origins date to 2011, when the Fed was seeking a way to convey publicly more information about the central bank’s outlook. Before every other Fed meeting, officials on the policy-setting Federal Open Market Committee (FOMC) submit updated forecasts for economic growth, unemployment, inflation, and interest-rate hikes. The dots, published as a graph in the quarterly “Summary of Economic Projections,” represent anonymously delivered forecasts from individual FOMC members. In recent months, the dot plot has been criticized by some for conveying an overly hawkish message, but Federal Reserve Chair Janet Yellen has defended the dot plot, saying it should be used to manage expectations about future hikes and not be viewed as a definitive rate path. Meanwhile, after its March 2016 meeting, the Fed released a dot plot more aligned with current market expectations — reducing the number of rate hikes this year to two from the four predicted in December. So, for now, the Fed and the market appear to be on the same page.

Money Market Liquidity Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and Definitions section of this report for definitions of the share class offered by your fund.

Fund performance Total return for periods ended 3/31/16

Class P
(inception date)	(4/13/09)

Net asset value

Life of fund	0.91%
Annual average	0.13

5 years	0.49
Annual average	0.10

3 years	0.29
Annual average	0.10

1 year	0.16

6 months	0.12

Current rate (end of period)*	Net asset value

Current 7-day yield (with expense limitation)	0.30%

Current 7-day yield (without expense limitation)	0.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. The rate reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8	Money Market Liquidity Fund

Comparative Lipper returns For periods ended 3/31/16

Lipper Institutional Money Market
Funds category average*

Life of fund	0.50%
Annual average	0.07

5 years	0.25
Annual average	0.05

3 years	0.14
Annual average	0.05

1 year	0.09

6 months	0.07

Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year and life-of-fund periods ended 3/31/16, there were 251, 245, 240, 234, and 217 funds, respectively, in this Lipper category.

Fund distribution information For the six-month period ended 3/31/16

Distributions	Class P

Number	6

Income	$0.001178

Capital gains	—

Total	$0.001178

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P

Net expenses for the fiscal year ended 9/30/15*	0.03%

Total annual operating expenses for the fiscal year ended 9/30/15	0.28%

Annualized expense ratio for the six-month period ended 3/31/16	0.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 1/30/17.

Money Market Liquidity Fund	9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 10/1/15 to 3/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P

Expenses paid per $1,000*†	$0.20

Ending value (after expenses)	$1,001.20

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/16, use the following calculation method. To find the value of your investment on 10/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P

Expenses paid per $1,000*†	$0.20

Ending value (after expenses)	$1,024.80

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10	Money Market Liquidity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share class

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and no management fee is paid by such investors.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Money Market Liquidity Fund	11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2016, Putnam employees had approximately $477,000,000 and the Trustees had approximately $127,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12	Money Market Liquidity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Money Market Liquidity Fund	13

The fund’s portfolio 3/31/16 (Unaudited)

	Principal
REPURCHASE AGREEMENTS (31.5%)*	amount	Value

Interest in $144,000,000 joint tri-party repurchase agreement dated
3/31/16 with Bank of Nova Scotia due 4/1/16 — maturity value of
$50,000,417 for an effective yield of 0.300% (collateralized by various
U.S. Treasury notes and bonds with coupon rates ranging from 0.125%
to 3.875% and due dates ranging from 5/31/16 to 4/15/29, valued
at $146,881,301)	$50,000,000	$50,000,000

Interest in $50,000,000 tri-party repurchase agreement dated 3/31/16 with
BMO Capital Markets due 4/1/16 — maturity value of $50,000,417 for an effective yield of 0.300% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.125% to 4.625% and due dates
ranging from 6/30/17 to 2/15/44, valued at $51,000,576)	50,000,000	50,000,000

Interest in $233,500,000 joint tri-party term repurchase agreement dated
3/31/16 with Citigroup Global Markets, Inc. due 4/7/16 — maturity value of $85,755,502 for an effective yield of 0.330% (collateralized by various
U.S. Treasury notes with coupon rates ranging from 0.750% to 3.125% and
due dates ranging from 3/15/17 to 11/30/19, valued at $238,170,008)	85,750,000	85,750,000

Interest in $333,518,000 joint tri-party repurchase agreement dated
3/31/16 with Citigroup Global Markets, Inc. due 4/1/16 — maturity value of $70,000,642 for an effective yield of 0.330% (collateralized by various mortgage backed securities and various U.S. Treasury notes with coupon rates ranging from 0.750% to 4.000% and due dates ranging from
2/28/18 to 12/1/45, valued at $340,188,360)	70,000,000	70,000,000

Interest in $62,500,000 joint tri-party repurchase agreement dated
3/31/16 with Goldman, Sachs & Co. due 4/1/16 — maturity value of
$62,500,521 for an effective yield of 0.300% (collateralized by various mortgage backed securities with a coupon rate of 3.000% and due dates
ranging from 7/1/43 to 12/1/43, valued at $63,750,001)	62,500,000	62,500,000

Interest in $50,000,000 tri-party repurchase agreement dated 3/31/16 with
J.P. Morgan Securities, LLC due 4/1/16 — maturity value of $50,000,417 for an effective yield of 0.300% (collateralized by a U.S. Treasury note with
a coupon rate of 1.625% and a due date of 7/31/20, valued at $51,000,920)	50,000,000	50,000,000

Interest in $100,000,000 joint tri-party term repurchase agreement dated
3/29/16 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 4/5/16 —
maturity value of $36,802,147 for an effective yield of 0.30% (collateralized by various mortgage backed securities with coupon rates ranging from
2.109% to 3.500% and due dates ranging from 9/1/43 to 2/1/45, valued
at $102,000,000)	36,800,000	36,800,000

Interest in $315,159,000 joint tri-party repurchase agreement dated
3/31/16 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 4/1/16 —
maturity value of $74,779,602 for an effective yield of 0.29% (collateralized by a mortgage backed security with a coupon rate of 4.000% and a due date
of 5/20/42, valued at $321,462,180)	74,779,000	74,779,000

Interest in $115,000,000 joint tri-party repurchase agreement dated
3/31/16 with RBC Capital Markets, LLC due 4/1/16 — maturity value of $75,000,604 for an effective yield of 0.290% (collateralized by various mortgage backed securities with coupon rates ranging from 1.750%
to 4.867% and due dates ranging from 9/1/33 to 4/1/46, valued
at $117,300,946)	75,000,000	75,000,000

Total repurchase agreements (cost $554,829,000)		$554,829,000

14	Money Market Liquidity Fund

		Maturity	Principal
COMMERCIAL PAPER (13.2%)*	Yield (%)	date	amount	Value

ABN AMRO Funding USA, LLC	0.420	4/4/16	$8,000,000	$7,999,720

American Honda Finance Corp.	0.440	5/6/16	11,500,000	11,495,081

American Honda Finance Corp.	0.370	4/11/16	6,900,000	6,899,291

Apple, Inc.	0.330	4/18/16	15,000,000	14,997,663

BMW US Capital, LLC	0.400	4/1/16	8,250,000	8,250,000

BNP Paribas SA/New York NY (France)	0.400	4/6/16	7,000,000	6,999,611

BPCE SA (France)	0.390	4/1/16	9,000,000	9,000,000

Coca-Cola Co. (The)	0.420	4/11/16	15,000,000	14,998,250

Credit Suisse AG/New York, NY	0.420	4/4/16	2,250,000	2,249,921

Danske Corp. (Denmark)	0.531	5/5/16	15,000,000	14,992,492

Export Development Canada (Canada)	0.400	5/23/16	10,000,000	9,994,222

National Australia Bank, Ltd. (Australia)	0.470	5/20/16	7,550,000	7,545,170

National Australia Bank, Ltd. (Australia)	0.400	4/21/16	7,000,000	6,998,444

Nationwide Building Society (United Kingdom)	0.500	5/11/16	1,560,000	1,559,133

Nordea Bank AB (Sweden)	0.480	5/17/16	10,000,000	9,993,867

Procter & Gamble Co. (The)	0.330	4/11/16	15,000,000	14,998,625

Prudential PLC (United Kingdom)	0.500	4/28/16	4,800,000	4,798,200

Roche Holdings, Inc. (Switzerland)	0.405	5/10/16	15,000,000	14,993,419

Simon Property Group LP	0.460	4/18/16	15,000,000	14,996,742

Swedbank AB (Sweden)	0.420	5/3/16	15,000,000	14,994,400

Toyota Motor Credit Corp.	0.460	5/10/16	15,000,000	14,992,525

Wal-Mart Stores, Inc.	0.360	4/28/16	18,000,000	17,995,140

Total commercial paper (cost $231,741,916)				$231,741,916

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (13.4%)*	Yield (%)	date	amount	Value

Bedford Row Funding Corp. 144A	0.578	4/14/16	$16,000,000	$16,000,837

CHARTA, LLC	0.390	4/25/16	17,500,000	17,495,450

CIESCO, LLC	0.470	5/24/16	17,500,000	17,487,891

Collateralized Commercial Paper Co., LLC	0.470	4/25/16	15,000,000	14,995,300

CRC Funding, LLC	0.571	5/17/16	15,000,000	14,989,075

Fairway Finance Co., LLC (Canada)	0.430	4/26/16	15,000,000	14,995,521

Jupiter Securitization Co., LLC	0.854	7/5/16	1,000,000	997,757

Jupiter Securitization Co., LLC 144A	0.450	5/3/16	15,000,000	14,994,000

Liberty Street Funding, LLC (Canada)	0.390	4/4/16	3,000,000	2,999,903

Liberty Street Funding, LLC 144A (Canada)	0.400	4/27/16	18,000,000	17,994,800

Manhattan Asset Funding Co., LLC (Japan)	0.520	5/17/16	5,000,000	4,996,678

Manhattan Asset Funding Co., LLC (Japan)	0.500	4/22/16	12,000,000	11,996,500

MetLife Short Term Funding, LLC	0.480	5/9/16	11,740,000	11,734,052

MetLife Short Term Funding, LLC 144A	0.470	5/17/16	5,000,000	4,996,997

Regency Markets No. 1, LLC	0.400	4/19/16	4,000,000	3,999,200

Regency Markets No. 1, LLC 144A	0.430	4/7/16	14,000,000	13,998,997

Thunder Bay Funding, LLC	0.413	4/26/16	15,500,000	15,495,556

Thunder Bay Funding, LLC	0.450	4/15/16	2,500,000	2,499,563

Victory Receivables Corp. (Japan)	0.530	5/5/16	16,150,000	16,141,916

Money Market Liquidity Fund	15

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (13.4%)* cont.	Yield (%)	date	amount	Value

Working Capital Management Co. (Japan)	0.541	5/16/16	$8,100,000	$8,094,533

Working Capital Management Co. (Japan)	0.500	4/6/16	8,500,000	8,499,410

Total asset-backed commercial paper (cost $235,403,936)				$235,403,936

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (11.5%)*	Yield (%)	date	amount	Value

Federal Farm Credit Banks Funding Corporation
discount notes	0.300	5/3/16	$10,300,000	$10,297,253

Federal Farm Credit Banks Funding Corporation
discount notes	0.290	4/27/16	20,000,000	19,995,812

Federal Home Loan Banks unsec. discount notes	0.362	6/24/16	25,000,000	24,978,883

Federal Home Loan Banks unsec. discount notes	0.370	5/18/16	9,000,000	8,995,653

Federal Home Loan Banks unsec. discount notes	0.350	5/16/16	6,000,000	5,997,375

Federal Home Loan Banks unsec. discount notes	0.350	5/4/16	4,000,000	3,998,717

Federal Home Loan Banks unsec. discount notes	0.300	4/29/16	3,625,000	3,624,154

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.340	5/16/16	11,094,000	11,089,285

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.315	5/2/16	12,180,000	12,176,699

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.260	4/11/16	13,500,000	13,499,025

Federal Home Loan Mortgage Corporation unsec.
discount notes Ser. RB	0.290	5/10/16	7,000,000	6,997,801

Federal Home Loan Mortgage Corporation unsec.
discount notes Ser. RB	0.315	5/3/16	9,100,000	9,097,450

Federal Home Loan Mortgage Corporation unsec.
discount notes Ser. RB	0.280	4/26/16	7,008,000	7,006,637

Federal Home Loan Mortgage Corporation unsec.
discount notes Ser. RB	0.295	4/14/16	7,500,000	7,499,201

Federal National Mortgage Association unsec.
discount notes	0.300	5/18/16	12,000,000	11,995,300

Federal National Mortgage Association unsec.
discount notes	0.285	5/6/16	14,400,000	14,396,010

Federal National Mortgage Association unsec.
discount notes	0.300	4/25/16	5,800,000	5,798,840

Federal National Mortgage Association unsec.
discount notes	0.272	4/20/16	25,259,000	25,255,375

Total U.S. government agency obligations (cost $202,699,470)				$202,699,470

		Maturity	Principal
TIME DEPOSITS (5.1%)*	Yield (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd./
Cayman Islands (Cayman Islands)	0.250	4/1/16	$36,000,000	$36,000,000

Credit Agricole Corporate and Investment Bank/
New York (Cayman Islands)	0.270	4/1/16	18,000,000	18,000,000

Svenska Handelsbanken/Cayman Islands (Sweden)	0.230	4/1/16	36,000,000	36,000,000

Total time deposits (cost $90,000,000)				$90,000,000

16	Money Market Liquidity Fund

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (22.1%)*	Yield (%)	date	amount	Value

U.S. Treasury Bills	0.272	5/19/16	$100,000,000	$99,964,333

U.S. Treasury Bills	0.258	5/12/16	100,000,000	99,971,129

U.S. Treasury Bills	0.263	4/21/16	65,000,000	64,990,644

U.S. Treasury Bills	0.269	4/14/16	20,000,000	19,998,086

U.S. Treasury Bills	0.254	4/7/16	30,000,000	29,998,750

U.S. Treasury Notes FRN [k]	0.384	1/31/17	21,000,000	20,999,645

U.S. Treasury Notes FRN [k]	0.370	7/31/16	17,750,000	17,750,176

U.S. Treasury Notes FRN [k]	0.369	4/30/16	17,950,000	17,950,048

U.S. Treasury Notes FRN [k]	0.353	10/31/16	18,000,000	18,000,053

Total U.S. treasury obligations (cost $389,622,864)				$389,622,864

		Maturity	Principal
MUNICIPAL BONDS AND NOTES (1.5%)*	Yield (%)	date	amount	Value

Princeton University Commercial Paper	0.400	5/17/16	$10,000,000	$10,000,000

University of Chicago Commercial Paper, Ser. A	0.430	5/16/16	16,500,000	16,491,139

Total municipal bonds and notes (cost $26,491,139)				$26,491,139

		Maturity	Principal
CERTIFICATES OF DEPOSIT (1.3%)*	Yield (%)	date	amount	Value

Credit Suisse AG/New York, NY	0.531	5/6/16	$7,390,000	$7,390,980

Toronto-Dominion Bank/NY (Canada)	0.430	4/5/16	15,000,000	15,000,116

Total certificates of deposit (cost $22,391,096)				$22,391,096

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (0.4%)*	rate (%)	date	amount	Value

Nordea Bank AB 144A sr. unsec. notes (Sweden)	0.875	5/13/16	$7,610,000	$7,613,161

Total corporate bonds and notes (cost $7,613,161)				$7,613,161

TOTAL INVESTMENTS

Total investments (cost $1,760,792,582)				$1,760,792,582

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through March 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,760,106,868.

k The rates shown are the current interest rates at the close of the reporting period.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Money Market Liquidity Fund	17

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$235,403,936	$—

Certificates of deposit	—	22,391,096	—

Commercial paper	—	231,741,916	—

Corporate bonds and notes	—	7,613,161	—

Municipal bonds and notes	—	26,491,139	—

Repurchase agreements	—	554,829,000	—

Time deposits	—	90,000,000	—

U.S. government agency obligations	—	202,699,470	—

U.S. treasury obligations	—	389,622,864	—

Totals by level	$—	$1,760,792,582	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

18	Money Market Liquidity Fund

Statement of assets and liabilities 3/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$1,205,963,582
Repurchase agreements (identified cost $554,829,000)	554,829,000

Cash	575

Interest and other receivables	304,204

Total assets	1,761,097,361

LIABILITIES

Payable for custodian fees (Note 2)	14,622

Payable for investor servicing fees (Note 2)	28,360

Payable for Trustee compensation and expenses (Note 2)	408,762

Payable for administrative services (Note 2)	6,397

Distributions payable to shareholders	455,388

Other accrued expenses	76,964

Total liabilities	990,493

Net assets	$1,760,106,868

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,760,179,861

Distributions in excess of net investment income (Note 1)	(72,993)

Total — Representing net assets applicable to capital shares outstanding	$1,760,106,868

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class P share
($1,760,106,868 divided by 1,760,179,861 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Money Market Liquidity Fund	19

Statement of operations Six months ended 3/31/16 (Unaudited)

INVESTMENT INCOME	$2,192,379

EXPENSES

Compensation of Manager (Note 2)	2,180,549

Investor servicing fees (Note 2)	87,210

Custodian fees (Note 2)	19,050

Trustee compensation and expenses (Note 2)	61,342

Administrative services (Note 2)	27,304

Other	138,772

Fees waived and reimbursed by Manager (Note 2)	(2,180,549)

Total expenses	333,678

Expense reduction (Note 2)	—

Net expenses	333,678

Net investment income	1,858,701

Net increase in net assets resulting from operations	$1,858,701

The accompanying notes are an integral part of these financial statements.

20	Money Market Liquidity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/16*	Year ended 9/30/15

Operations:
Net investment income	$1,858,701	$1,672,596

Net increase in net assets resulting from operations	1,858,701	1,672,596

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class P	(1,973,768)	(1,664,909)

Increase (decrease) from capital share transactions (Note 4)	(227,080,902)	231,272,932

Total increase (decrease) in net assets	(227,195,969)	231,280,619

NET ASSETS

Beginning of period	1,987,302,837	1,756,022,218

End of period (including distributions in excess of net
investment income of $72,993 and undistributed net
investment income of $42,074, respectively)	$1,760,106,868	$1,987,302,837

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Money Market Liquidity Fund	21

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
											(loss)
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	tions	end of period	asset value (%)[a]	(in thousands)	net assets (%)[b,c]	(%)[c]

Class P
March 31, 2016**	$1.00	.0011	—	.0011	(.0012)	(.0012)	$1.00	.12*	$1,760,107	.02*	.11*
September 30, 2015	1.00	.0008	—	.0008	(.0008)	(.0008)	1.00	.08	1,987,303.03		.08
September 30, 2014	1.00	.0006	—[d]	.0006	(.0006)	(.0006)	1.00	.06	1,756,022.03		.06
September 30, 2013	1.00	.0010	—[d]	.0010	(.0010)	(.0010)	1.00	.10	2,215,725.04		.11
September 30, 2012	1.00	.0010	—[d]	.0010	(.0010)	(.0010)	1.00	.10	4,635,802.03		.10
September 30, 2011	1.00	.0011	—[d]	.0011	(.0011)	(.0011)	1.00	.11	3,819,456.03		.11

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual waiver of the funds management fee in effect during the period. As a result of such waiver, the management fee reflects a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2016	0.12%

September 30, 2015	0.25

September 30, 2014	0.25

September 30, 2013	0.25

September 30, 2012	0.25

September 30, 2011	0.25

d Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

22	Money Market Liquidity Fund	Money Market Liquidity Fund	23

Notes to financial statements 3/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through March 31, 2016.

Putnam Money Market Liquidity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations, time deposits, and bankers acceptances. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

24	Money Market Liquidity Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has agreed to waive its management fee from the fund through January 30, 2017. During the reporting period, the fund waived $2,180,549 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management will pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,002, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Money Market Liquidity Fund	25

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $69,913,017,833 and $70,141,087,000, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Six months ended 3/31/16	Year ended 9/30/15

Class P

Shares sold	2,524,328,593	6,239,967,394

Shares issued in connection with reinvestment
of distributions	—	—

	2,524,328,593	6,239,967,394

Shares repurchased	(2,751,409,495)	(6,008,694,462)

Net increase (decrease)	(227,080,902)	231,272,932

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

26	Money Market Liquidity Fund

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Money Market Liquidity Fund	27

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	BMO Capital Markets	Citigroup Global Markets, Inc.	Goldman, Sachs & Co.	J. P. Morgan Securities, LLC	Merrill Lynch, Pierce, Fenner and Smith Inc.	RBC Capital Markets, LLC	Total

Assets:

Repurchase agreements**	$50,000,000	$50,000,000	$155,750,000	$62,500,000	$50,000,000	$111,579,000	$75,000,000	$554,829,000

Total Assets	$50,000,000	$50,000,000	$155,750,000	$62,500,000	$50,000,000	$111,579,000	$75,000,000	$554,829,000

Total Financial and Derivative Net Assets	$50,000,000	$50,000,000	$155,750,000	$62,500,000	$50,000,000	$111,579,000	$75,000,000	$554,829,000

Total collateral received (pledged)†##	$50,000,000	$50,000,000	$155,750,000	$62,500,000	$50,000,000	$111,579,000	$75,000,000

Net amount	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7: Note regarding recent Securities and Exchange Commission (“SEC ”) rule amendments

In July 2014, the SEC adopted amendments to the rules under the Investment Company Act of 1940 governing the operations of registered money market funds, such as Putnam Money Market Liquidity Fund. The amendments are generally intended to address circumstances in which money market funds may face heavy redemptions and to increase the transparency of risks associated with investments in money market funds. Putnam Management is evaluating the SEC’s adopted rules and their potential impact on the fund and its financial statements.

28	Money Market Liquidity Fund	Money Market Liquidity Fund	29

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

30	Money Market Liquidity Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Money Market Liquidity Fund	31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32	Money Market Liquidity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Money Market Liquidity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA112
299984 5/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 27, 2016